Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 10:-	TAXES ON INCOME

a.	Tax rates applicable to the Company:

On December 22, 2017, the Tax Cuts and Jobs Act was enacted and made key changes to US tax law which include (i) establish a flat corporate income tax rate of 21% to replace current rates that range from 15% to 35% and eliminates the corporate alternative minimum tax; (ii) create a territorial tax system rather than a worldwide system, which will generally allow companies to repatriate future foreign source earnings without incurring additional US taxes by providing a 100% exemption for the foreign source portion of dividends from certain foreign subsidiaries; (iii) subject certain foreign earnings on which US income tax is currently deferred to a one-time transition tax; (iv) create a “minimum tax” on certain foreign earnings and a new base erosion anti-abuse tax (BEAT) that subjects certain payments made by a US company to a related foreign company to additional taxes; (v) create an incentive for US companies to sell, lease or license goods and services abroad by effectively taxing them at a reduced rate; (vi) reduce the maximum deduction for Net Operating Loss (NOL) carryforwards arising in tax years beginning after 2017 to a percentage of the taxpayer’s taxable income, allows any NOLs generated in tax years beginning after December 31, 2017 to be carried forward indefinitely and generally repeals carrybacks; (vii) elimination of foreign tax credits or deductions for taxes (including withholding taxes) paid or accrued with respect to any dividend to which the new exemption applies, but foreign tax credits will continue to be allowed to offset tax on foreign income taxed to the US shareholder subject to limitations; (viii) limit the deduction for net interest expense incurred by US corporations, (ix) allow businesses to immediately write off (or expense) the cost of new investments in certain qualified depreciable assets made after September 27, 2017 (but would be phased down starting in 2023); (x) may require certain changes in tax accounting methods for revenue recognition; (xi) repeal the Section 199 domestic production deductions beginning in 2018; (xii) eliminate or reduce certain deductions, exclusions and credits, and adds other provisions that broaden the tax base.

After the enactment of the Tax Act, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. The Company has calculated an estimate of the impact of the Tax Act in our year-end income tax provision in accordance with our understanding of the Tax Act and guidance available as of the date of this filing. The provisional amount related to the re-measurement of our net U.S. deferred tax asset, based on the rate at which they are now expected to reverse in the future, considered immaterial, but which was fully and equally offset by a corresponding reduction in the Company’s valuation allowance. The effect of the change in federal corporate tax rate from 34% to 21% is subject to change based on resolution of estimates used in determining the amounts of deferred tax assets and liabilities that were re-measured. The Company will reflect any adjustments to the provisional amounts in the period the accounting is completed and expects to complete this analysis within the one-year measurement period provided by SAB 118.

The change in U.S tax law has no impact on the consolidated financial statements.

b.	Tax rates applicable to Wize Israel and OcuWize:

1.	Taxable income of the Subsidiary is subject to the Israeli Corporate tax rate which was 24%, 25% and 26.5% in 2017, 2016 and 2015 respectively.

2.	On January 5, 2016, the Israeli Parliament officially published the Law for the Amendment of the Israeli Tax Ordinance (Amendment 216), that reduces the standard corporate income tax rate from 26.5% to 25%.

3.	In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), a reduction of the corporate tax rate in 2017 from 25% to 24%, and in 2018 and thereafter from 24% to 23%.

The change in Israeli tax law has no impact on the consolidated financial statements.

c.	Net operating loss carry forward:

As of December 31, 2017, the Company evaluated its net operating loss carryforwards for federal income tax purposes of approximately $3 million which expire in the years 2019 to 2037. The Company is still conducting a Section 382 analysis, which it expects to complete in the second quarter of 2018.

The Company has no operating loss carryforwards for income tax purposes. Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

As of December 31, 2017, the Company’s subsidiaries, Wize Israel and OcuWize have accumulated losses for tax purposes in the amount of approximately $7,337 and $231 respectively, which may be carried forward and offset against taxable income in the future for an indefinite period in Israel.

d.	As of December 31, 2017, Wize Israel’s 2011 tax assessment considered final. OcuWize has not received final tax assessment since its inception.

e.	Loss before taxes on income consists of the following:

	December 31,
	2017	2016

Domestic	$2	$-
Foreign (*)	2,964	1,139

	$2,966	$1,139

(*) Relates to Wize Israel.

f.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2017	2016
Deferred tax assets:
Operating loss carry forward	$1,688	$1,293
Reserves and allowances	8	4
Research and development	8	15

Net deferred tax asset before valuation allowance	1,704	1,312
Valuation allowance	(1,704)	(1,312)

Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a full valuation allowance at December 31, 2017 and 2016.

g.	Below is the reconciliation between the “theoretical” income tax expense or benefit, assuming that all the income was taxed at the regular tax rate applicable to companies in Israel and the taxes recorded in the statements of comprehensive loss in the reporting year:

	Year ended December 31,
	2017	2016

Loss before taxes on income, as reported in the statements of comprehensive loss	2,966	1,139

Theoretical tax benefit on this loss	716	285
Expenses not deductible for tax purposes	(51)	(66)
Increase in taxes resulting mainly from taxable losses in the reported year for which no deferred tax assets were recognized	(665)	(219)

Tax benefit	-	-